CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated January 29, 1999, on the financial statements of The Avatar International Equity Allocation Fund, series of Advisors Series Trust referred to in the Post-Effective Amendment to the Registration Statement on Form N-1A as filed with the Securities and Exchange Commission.



                                        McGladrey & Pullen, LLP


New York, New York
April 27, 2000

                          INDEPENDENT AUDITOR'S REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE AVATAR INTERNATIONAL EQUITY ALLOCATION FUND

We have audited the statement of changes in net assets and financial highlights for the period February 2, 1998 to December 31, 1998 of The Avatar International Equity Allocation Fund series of Advisors Series Trust. This financial statement and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in its net assets and the financial highlights of The Avatar International Equity Allocation Fund for the period indicated, in conformity with generally accepted accounting principles.



                                        McGladrey & Pullen, LLP
New York, New York
January 29, 1999

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our reports dated January 29, 1999, on the financial statements of The Avatar Advantage Equity Allocation Fund and The Avatar Advantage Balanced Fund, each a series of Advisors Series Trust referred to in the Post-Effective Amendment to the Registration Statement on Form N-1A as filed with the Securities and Exchange Commission.



                                        McGladrey & Pullen, LLP


New York, New York
April 27, 2000

                          INDEPENDENT AUDITOR'S REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND
THE AVATAR ADVANTAGE BALANCED FUND

We have audited the statement of changes in net assets and financial highlights for the period January 13, 1998 to December 31, 1998 of The Avatar Advantage Balanced Fund, a series of Advisors Series Trust and the statement of changes in net assets for the year ended December 31, 1998 and financial highlights for the year ended December 31, 1998 and period form December 3, 1997 to December 31, 1997 of The Avatar Advantage Equity Allocation Fund, a series of Advisors Series Trust.. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in its net assets and the financial highlights of The Avatar Advantage Equity Allocation Fund and The Avatar Advantage Balanced Fund for the periods indicated, in conformity with generally accepted accounting principles.



                                        McGladrey & Pullen, LLP
New York, New York
January 29, 1999

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated January 29, 1999, on the financial statements of The Al Frank Fund, series of Advisors Series Trust referred to in the Post-Effective Amendment to the Registration Statement on Form N-1A as filed with the Securities and Exchange Commission.



                                        McGladrey & Pullen, LLP


New York, New York
April 27, 2000

                          INDEPENDENT AUDITOR'S REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE AL FRANK FUND

We have audited the statement of changes in net assets and financial highlights for the period January 2, 1998 to December 31, 1998 of The Al Frank Fund series of Advisors Series Trust. This financial statement and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in its net assets and the financial highlights of The Al Frank Fund for the period indicated, in conformity with generally accepted accounting principles.



                                        McGladrey & Pullen, LLP
New York, New York
January 29, 1999